JANUS
100 FILLMORE STREET
DENVER, COLORADO 80206-4928
PH: 303-333-3863
www.janus.com




March 4, 2002

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, DC 20549

Re:   JANUS INVESTMENT FUND (the "Registrant")
        Janus Enterprise Fund                       Janus Fund 2
        Janus Mercury Fund                          Janus Global Value Fund
        Janus Special Situations Fund               Janus Core Equity Fund
        Janus Strategic Value Fund                  Janus Growth and Income Fund
        Janus Orion Fund                            Janus Balanced Fund
        (collectively, the "Janus Equity Funds")
      1933 Act File No. 2-34393
      1940 Act File No. 811-1879

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the same have been modified by Regulation S-T, this serves as notification of the existence of a Spanish language version of the January 10, 2002 supplement to the Janus Equity Funds' Prospectus dated July 31, 2001, as supplemented October 3, 2001, January 2, 2002 and January 10, 2002.

Pursuant to Rule 306 of Regulation S-T, we hereby represent that a fair and accurate English translation of the January 10, 2002 Spanish language supplement may be found in Registrant's 497(e) filing made on January 10, 2002 (accession no. 0000277751-02-000013). In accordance with Rule 306 of Regulation S-T, a paper copy of the Spanish language supplement otherwise required to be filed shall be provided to the Commission upon request.

If you have any questions regarding this filing, please call me at (303)
316-5724.

Very truly yours,


/s/Christine A. Scheel
Christine A. Scheel
Assistant Secretary
Janus Investment Fund

cc:   Kevin Rupert
      Kelley Howes
      Cindy Antonson